SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

OPTIMUMBANK HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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2009 PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of OptimumBank Holdings, Inc. will be held at the

OPTIMUMBANK EXECUTIVE OFFICES

2477 East Commercial Boulevard

Fort Lauderdale, Florida 33308

on April 30, 2009, at 10:00 A.M.

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VOTE BY INTERNET

http://www.continentalstock.com/

24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website

http://www.continentalstock.com/

Have your Proxy Card in hand and follow the instructions.

VOTE BY TELEPHONE

1-866-894-0537 via touch tone phone

toll-free 24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Call 1-866-894-0537.

Have your Proxy Card in hand and follow the instructions.

March 31, 2009

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of OptimumBank Holdings, Inc., which will be held at the OptimumBank Executive Offices, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on Thursday, April 30, 2009, at 10:00 a.m.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Also enclosed is a copy of our 2008 Annual Report, which contains important information about our company.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

If you need directions to the annual meeting, please call my office at (954) 776-2332, Ext.101.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of our company.

Sincerely,

Albert J. Finch

Chairman of the Board and

Chief Executive Officer

OPTIMUMBANK HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 30, 2009

To the Shareholders:

The annual meeting of the shareholders of OptimumBank Holdings, Inc. will be held at the OptimumBank Executive Offices, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on April 30, 2009, at 10:00 a.m. for the following purposes:

1.	To elect directors.

2.	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on March 9, 2009, are entitled to notice of, and to vote at, this meeting.

By order of the Board of Directors

Albert J. Finch

Chairman of the Board and Chief Executive Officer

Fort Lauderdale, Florida

March 31, 2009

IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save our company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 30, 2009. Our Proxy Statement and Annual Report to Shareholders are available at http://www.optimumbank.com/stockholders.html.

OPTIMUMBANK HOLDINGS, INC.

2477 EAST COMMERCIAL BOULEVARD

FORT LAUDERDALE, FLORIDA 33308

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 30, 2009

This Proxy Statement was first mailed to shareholders on or about March 31, 2009. It is furnished in connection with the solicitation of proxies by the Board of Directors of OptimumBank Holdings, Inc. (“OptimumBank Holdings” or the “Company”) to be voted at the annual meeting of the shareholders of the Company, which will be held at 10:00 a.m. on April 30, 2009, at the OptimumBank (the “Bank”) Executive Offices, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the President of the Company at or prior to the annual meeting or by executing and delivering another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

Shareholders of record at the close of business on March 9, 2009 will be entitled to vote at the meeting on the basis of one vote for each share held. On March 9, 2009, there were 3,120,992 shares of common stock outstanding, held of record by 209 shareholders.

PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

NOMINEES

Our Board of Directors currently consists of nine members. Nine directors are to be elected at the annual meeting to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Board of Directors has nominated all nine of the current directors for re-election at the 2009 annual meeting, based on the recommendation of our independent directors.

The accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of our directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors. Except as otherwise indicated, the directors listed below have had no change in principal occupation or employment during the past five years.

Albert J. Finch, 71, has served as the Chairman of the Board and Chief Executive Officer of the Company since its incorporation in March 2004, and of OptimumBank, the wholly owned bank subsidiary of the Company, since it opened for business in October 2000.

Richard L. Browdy, 56, has served as the President, Chief Operating Officer, Chief Financial Officer, and director of the Company since March 2004, and of OptimumBank since October 2000.

Michael Bedzow, 57, has been a director of the Company since March 2004, and of OptimumBank since October 2000. Mr. Bedzow has served as the President of Groupe Pacific, a real estate development organization located in Aventura, Florida, since 2001.

Sam Borek, 58, has been a director of the Company since March 2004, and of OptimumBank since August 2001. He is the managing partner of the law firm of Borek & Goldhirsh located in Wilmette, Illinois. From 1998 to 2006, Mr. Borek served as a director, and from 2004 to 2006, as Chairman of the Board, of NCB Holdings, Inc., a bank holding company located in Chicago, Illinois.

Irving P. Cohen, 68, has been a director and Vice Chairman of the Company since March 2004, and of OptimumBank since April 2002. Since 2004, he has been of counsel to, and from 1995 to 2004, a partner with, the law firm of Thompson Hine LLP, in Washington, D.C.

Gordon Deckelbaum, 59, has been a director of the Company since March 2004, and of OptimumBank since October 2000. He is the managing member and part owner of several real estate development firms with offices in Dania Beach, Florida, that operate under the brand name of “Premier Developers”.

H. David Krinsky, 50, has been a director of the Company since March 2004, and of OptimumBank since October 2000. Mr. Krinsky is the President of Maxim Properties, Inc., a commercial real estate development and property management company located in New York City.

Wendy Mitchler, 55, has been a director of the Company and OptimumBank since January 2005. She is the owner of the law firm of Wendy Mitchler, Attorney at Law, located in Fort Lauderdale, Florida.

Larry Willis, 56, has been a director of the Company since its incorporation in March 2004, and of OptimumBank since August 2001. Mr. Willis is the Vice President of Annette Willis Insurance Agency, Inc., a licensed insurance agency located in Miami, Florida.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES.

Executive Officers Who Are Not Directors

The following information is provided for the one executive officer who is not a director of the Company:

Thomas A. Procelli, 54, has served as Executive Vice President of OptimumBank since October 2000.

CORPORATE GOVERNANCE

Directors’ Independence

The Board of Directors analyzed the independence of each director and determined that the following directors meet the standards of independence of applicable NASDAQ Stock Market (“NASDAQ”) listing standards: Michael Bedzow, Sam Borek, Irving P. Cohen, H. David Krinsky and Larry Willis. The Board considered that Mr. Willis is an executive officer of an insurance agency which is used by the Company to obtain commercial property and liability insurance. Albert J. Finch and Richard L. Browdy, who are employees of the Company, Wendy Mitchler, who serves as general counsel for the Company, and Gordon Deckelbaum, who has a borrowing relationship with Albert J. Finch, are not considered independent directors.

The Board of Directors Meetings and Committees

OptimumBank Holding’s Board of Directors met 12 times during 2008. The Board of OptimumBank, which during 2008 included all the members of the Board of Directors of the Company, met a total of 12 times. The independent directors met in executive session without management two times during 2008. Each of the current members of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he or she served. The Company’s Board of Directors has established several standing committees, including the Audit and Compensation Committees.

Compensation Committee. The Compensation Committee consists of Sam Borek, Chairman, Larry Willis, and Irving P. Cohen, all of whom are independent under the NASDAQ listing standards. The Compensation Committee membership changed during the year. In June 2008, Gordon Deckelbaum stepped down from the Committee, and in November 2008, Irving P. Cohen was appointed to the Committee. The Compensation Committee met two times during 2008. The Compensation Committee reviews and recommends to the Board of Directors the compensation arrangements for executive management and non-employee directors. The Compensation Committee has no charter. Messrs. Browdy and Finch request, for the Committee’s consideration, the proposed compensation for all executive officers, including each other. No executive officer has a role in determining or recommending the amount or form of outside director compensation. The Compensation Committee does not delegate its authority to any other persons. The Compensation Committee does not use compensation consultants to determine or recommend the amount or form of compensation arrangements. In 2008, however, the Chairman of the Compensation Committee retained the services of FinPro, a compensation consultant, to conduct a study to analyze the compensation of the Company’s board of directors, and executive and senior management when compared to peer institutions within the industry. In addition, the Committee utilizes comparative salary and bonus data compiled by executive management from the Florida Bankers Association annual survey and executive management’s evaluation of Company performance as a basis for its determinations and recommendations. The Committee also reviews a “tally sheet” that details each named executive officer’s historical earnings, equity awards, and benefits and perquisites.

Nominating Committee. The Company has no formal nominating committee or nominating committee charter but, rather, the five independent members of the Board, perform the functions of a nominating committee. Pursuant to the Corporate Governance Guidelines adopted by the Board of Directors, the independent directors are responsible for recommending for the full Board’s selection the slate of director nominees for election. These guidelines also provide for the independent directors to evaluate new candidates and current directors, and recommend candidates to the Board to fill vacancies occurring between annual shareholder meetings. All of the director nominees of the Company set forth in the Proposal entitled “Election of Directors and Management Information” were recommended by a majority of the independent directors of the Company. The independent directors in their capacity as the nominating committee held one meeting during 2008. The Board of Directors believes it is appropriate for the Company’ s independent directors, and not a separate nominating committee, to recommend nominees and evaluate candidates due to its belief that all directors should participate fully in the nomination process. A copy of our current Corporate Governance Guidelines can be viewed on our Web site at www.optimumbank.com/corpgovernance.html.

The Board initially looks to nominating its existing directors for re-election to the Board as appropriate or to other Director nominees proposed, as appropriate, by the directors, and in doing so considers each director’s independence, if required, share ownership, skills, performance and attendance at a minimum of 75% of the Board and respective committee meetings. In evaluating any candidates for potential director nomination, the Board of Directors, and specifically the independent directors, will consider candidates that are independent, if required, who have a significant equity investment in the Company, who possess personal and professional integrity, have good business judgment, relevant experience and skills, including financial, real estate and/or legal expertise, who would be effective as a Director in conjunction with the full Board, who would commit to attend Board and committee meetings, and whose interests are aligned with the long-term interests of the Company’s shareholders.

The Board, including its independent directors, will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the President of the Company at the principal executive offices of the Company not later than the close of business on the 120th day prior to the first anniversary of the date on which the Company first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the SEC’s proxy rules. It is the general policy of the Company to re-nominate qualified incumbent directors, and that, absent special circumstances, the Board will not consider other candidates when a qualified incumbent consents to stand for re-election.

Audit Committee. The Audit Committee of the Board of Directors is responsible for the oversight of the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Audit Committee is currently composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Irving P. Cohen, Chairman, H. David Krinsky and Sam Borek make up the Board’s Audit Committee. The Audit Committee membership changed during the year. In June 2008, Gordon Deckelbaum stepped down from the Audit Committee and H. David Krinsky was appointed as his replacement. A copy of the current Audit Committee Charter can be viewed on our Web site at www.optimumbank.com/corpgovernance.html.

The Board has determined that each member of the Audit Committee is financially literate and independent in accordance with NASDAQ listing standards and that Irving P. Cohen is an “audit committee financial expert” as defined by SEC rules. The Audit Committee met seven times during 2008. A Report from the Audit Committee is included below.

Attendance by Directors at Annual Shareholders’ Meetings

The Company expects its directors to attend the Annual Meeting. All of the directors attended last year’s Annual Meeting.

Shareholder Communications with the Board of Directors

The Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to: Board of Directors, OptimumBank Holdings, Inc. at 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, attention: Richard L. Browdy, President. All communications will be compiled by the President and submitted to the members of the Board. Concerns about accounting or auditing matters or possible violations of our Senior Financial Officer Code of Ethics should be reported under the procedures outlined in our Whistleblower Policy, which is available on our Web site at www.optimumbank.com/corpgovernance.html.

REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is to oversee the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Committee’s function is more fully described in its charter. The Board annually reviews the NASDAQ listing standards’ definition of independence for audit committee members and has determined that each member of the Committee meets that standard.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditor, Hacker, Johnson & Smith PA, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2008 with the Company’s management and has discussed with Hacker, Johnson & Smith PA the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. In addition, Hacker, Johnson & Smith PA has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and the Audit Committee has discussed with Hacker, Johnson & Smith PA, the independent auditor’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission, and selected Hacker, Johnson & Smith PA as the Company’s independent auditor for 2009.

AUDIT COMMITTEE

Irving P. Cohen, Chair

H. David Krinsky

Sam Borek

DIRECTOR COMPENSATON

Messrs. Finch and Browdy, as salaried employees, receive no compensation for serving as directors, except that they, like all directors, are eligible to receive reimbursement of reasonable expenses incurred in attending Board and committee meetings. During fiscal year 2008, each director, other than Messrs. Finch and Browdy, received compensation for serving on the Board of Directors and committees of the Board as follows:

•

A fee of $500 for each Company and Bank Board regularly scheduled monthly meeting attended. Since the Boards of the Company and the Bank meet on the same day for their regularly scheduled monthly meetings, only one meeting fee was paid for attendance at both meetings.

Name	Cash Awards ($)	Option Awards ($)(1)

Michael Bedzow	5,000.00	—
Sam Borek	5,500.00	—
Irving P. Cohen	5,000.00	—
Gordon Deckelbaum	5,000.00	—
H. David Krinsky	5,500.00	—
Wendy Mitchler	5,500.00	—
Larry Willis	5,000.00	—

_________________

(1)	No option awards were made to the directors in 2008. The table below shows the aggregate number of shares underlying outstanding stock options held by the named directors at December 31, 2008.

Michael Bedzow	14,334
Sam Borek	27,564
Irving P. Cohen	11,026
Gordon Deckelbaum	27,564
H. David Krinsky	27,564
Wendy Mitchler	16,538
Larry Willis	27,564

The options have a 10-year term. The exercise price is 100 percent of the fair market value on the date of grant. All these nonqualified options are fully exercisable.

INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

The following table shows the compensation paid by the Company to its three executive officers for 2008 and 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation($)(1)		Total Compensation ($)

Albert J. Finch	2008	250,000	50,000	95,493	(2)	395,493
Chairman of the Board and	2007	247,200	50,000	21,615	(3)	318,815
Chief Executive Officer

Richard L. Browdy	2008	230,000	40,000	34,135	(2)(4)	304,135
President and Chief	2007	206,000	40,000	20,721	(3)(4)	266,721
Financial Officer

Thomas A. Procelli	2008	140,000	7,000	15,494	(2)(5)	161,360
Executive Vice President,	2007	128,750	7,000	11,892	(3)	147,642
OptimumBank

____________

(1)

Amounts included in this column include simple IRA plan matching contributions made by Company to executives’ accounts as follows: for Mr. Finch, $7,500 in 2008 and $7,416 in 2007; for Mr. Browdy, $7,018 in 2008 and $6,308 in 2007; and for Mr. Procelli, $4,200 in 2008 and $3,863 in 2007. The Company matches the first 3% of the salary contributed by each Company employee to the plan each year.

(2)	Includes payments of $87,993 for Mr. Finch; $22,258 for Mr. Browdy; and $10,160 for Mr. Procelli under the executive medical reimbursement plan.
(3)	Includes payments of $14,199 for Mr. Finch; $9,250 for Mr. Browdy; and $8,029 for Mr. Procelli under the executive medical reimbursement plan.
(4)

Includes reimbursement of life insurance premiums of $3,140 under agreement with Albert Finch and the Company, $1,128 and $795 in expenses for personal use of a company-owned automobile in 2007 and 2008, respectively, and health club membership dues.

(5)	Includes health club membership dues.

Stock Options. No stock options were granted to any of the executive officers in 2008. The following table sets forth certain information about the stock options held by the Company’s three executive officers at December 31, 2008.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008

		Option Awards

		Number of Securities Underlying Unexercised Options at 12/31/08	Number of Securities Underlying Unexercised Options at 12/31/08

Name	Grant Date	(#) Exercisable	(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Albert J. Finch	12/27/01	27,563	0	5.00	12/26/11
	10/31/02	13,781	0	6.75	10/30/12
	6/30/04	27,583	0	10.00	6/29/14
	12/29/05	22,050	0	10.00	12/28/15

Richard L. Browdy	12/27/01	27,563	0	5.00	12/26/11
	10/31/02	13,781	0	6.75	10/30/12
	6/30/04	27,583	0	10.00	6/29/14
	12/29/05	22,050	0	10.00	12/28/15

Thomas A. Procelli	12/27/01	11,025	0	5.00	12/26/11
	10/31/02	5,513	0	6.75	10/30/12
	6/30/04	5,513	0	10.00	6/29/14
	12/29/05	5,513	0	10.00	12/28/15

Termination of Employment Agreement. The Company is a party to a stock purchase agreement with Richard Browdy and Albert Finch which provides for the purchase and ownership by Mr. Browdy of a $500,000 life insurance policy on Albert Finch, with the annual premiums for such policy reimbursable by the Company. Upon Mr. Finch’s death, Mr. Browdy is required to purchase with the proceeds of the policy any of the Company’s common shares held in Mr. Finch’s estate at the greater of $6.75 per share or the fair market value of the shares. The agreement does not prevent Mr. Finch from transferring any of his Company stock prior to his death. In the event that the aggregate purchase price is less than the death benefit, Mr. Browdy is entitled to the excess proceeds. Mr. Browdy vests in the shares over his five-year period of employment following Mr. Finch’s death, with 40% vesting after the first year, and 15% each year thereafter. For a period of five years after Mr. Finch’s death, if Mr. Browdy’s employment is terminated for cause or voluntarily by Mr. Browdy, the Company has the right to purchase any non-vested shares from Mr. Browdy for $1,000.

Change of Control Agreement. The Company’s stock option plan provides for the accelerated vesting of stock options in the event of a change of control of the Company as defined in the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are transactions or proposed transactions in which the Company was or is a party, in which the amount involved exceeded $120,000, and in which a director, director nominee, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

The Company offers loans in the ordinary course of business to its directors and employees, including executive officers, their related interests and immediate family members. Applicable law and Company policy require that these loans be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to individual employees, directors and executive officers must also comply with the Company’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application. Seth Goldstein and Carrie Goldstein, the son-in-law and daughter of Albert J. Finch, Chairman of the Board and Chief Executive Officer, H. David Krinsky, director, and Gordon Deckelbaum, director, have loans outstanding from the Company.

In 2008 and 2007, the Company retained Wendy Mitchler, Attorney at Law, as general counsel. Wendy Mitchler, a director of the Company, is the owner of the law firm of Wendy Mitchler, Attorney at Law. During 2008 and 2007, the Company paid the law firm approximately $84,000 and $37,000, respectively, in legal fees for various legal matters. In addition, payments totaling approximately $27,000 and $15,100 in 2008 and 2007, respectively, were made by borrowers to the law firm in connection with loan closings for OptimumBank.

Carrie Goldstein is the daughter of Albert J. Finch, Chairman of the Board and Chief Executive Officer of the Company. Ms. Goldstein is the owner of the law firm of Law Offices of Carrie Goldstein, Esq. Payments totaling approximately $85,000 and $34,600 in 2008 and 2007, respectively, were made by borrowers to Ms. Goldstein’s law firm in connection with loan closings for OptimumBank. In addition, during 2008 and 2007, the Company paid Ms. Goldstein’s law firm approximately $10,200 and $3,400, respectively, in legal fees for various legal matters.

Seth Goldstein, the husband of Carrie Goldstein and son-in-law of Albert J. Finch, is employed by the Company as a Vice President, Administration, for OptimumBank. He was paid approximately $91,000 and $88,000 for his services during 2008 and 2007, respectively.

Michel Vogel, son-in-law of Company director and President, Richard Browdy, is employed by OptimumBank as Vice President, Lending. He was paid approximately $92,000 and $86,000 for his services during 2008 and 2007, respectively.

INFORMATION REGARDING BENEFICIAL OWNERSHIP

OF PRINCIPAL SHAREHOLDERS, DIRECTORS, AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of the common stock as of March 9, 2009, for:

•	each of our directors and executive officers; and
•	all of our directors and executive officers as a group.
•	each other person known by us to own beneficially more than 5% of our common stock;

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. The persons named in the table have sole voting and investment power or have shared voting and investment power with a spouse with respect to all shares of common stock shown as beneficially owned by them, unless otherwise indicated in these footnotes.

In addition, shares of common stock issuable upon exercise of options beneficially owned that are exercisable within sixty days of March 9, 2009, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address* of Beneficial Owners	Number of Shares Beneficially Owned		Percent of Class(13)

Directors and Executive Officers:
Albert J. Finch, Chairman of the Board and Chief Executive Officer	195,271	(1)	6.07%

Richard L. Browdy, President, Chief Financial Officer and Director	128,625	(2)	4.00%

H. David Krinsky, Director	331,331	(3)	10.52%

Gordon Deckelbaum, Director	204,425	(4)	6.49%

Sam Borek, Director	202,346	(5)	6.42%

Michael Bedzow, Director	134,623	(6)	4.29%

Larry Willis, Director	102,465	(7)	3.25%

Irving P. Cohen, Vice Chairman	70,298	(8)	2.24%

Wendy Mitchler, Director	28,176	(9)	.90%

Thomas A. Procelli, Executive Vice President,OptimumBank	44,549	(10)	1.45%

All directors and executive officers as a group (10 persons)	1,443,108	(11)	41.22%

Other Greater than 5% Shareholders
Hillard Garlovsky	214,472	(12)	6.87%

_______________________________

*	Unless otherwise indicated, the address of each of our directors and executive officers is OptimumBank Holdings, Inc., 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308.

Notes to beneficial ownership table:

(1)	Includes options to acquire 95,505 shares of common stock.
(2)	Includes options to acquire 95,505 shares of common stock; 230 shares held by children; and 10,673 shares pledged as security.
(3)

Includes options to acquire 28,943 shares of common stock; 11,576 shares held by an entity controlled by reporting person; 9,258 shares held by wife or children; and 40,037 shares pledged as security. Reporting person’s address is c/o Maxim Properties, Inc., 286 Madison Avenue, 12th Floor, New York, NY 10017.

(4)	Includes options to acquire 28,943 shares of common stock; and 166,505 shares pledged as security.
(5)	Includes options to acquire 28,943 shares of common stock; 856 shares held by wife or children; 38,548 shares held by an entity controlled by reporting person; and 87,038 shares pledged as security.
(6)	Includes options to acquire 15,051 shares of common stock, and 41,675 shares held as trustee for wife or children.
(7)	Includes options to acquire 28,943 shares of common stock; 115 shares held by daughter and 66,456 shares held by an entity controlled by reporting person.
(8)	Includes options to acquire 11,578 shares of common stock, and 42,861 shares held as trustee for wife or children.
(9)	Includes options to acquire 17,365 shares of common stock.
(10)	Includes options to acquire 28,943 shares of common stock, and 201 shares held by wife.
(11)	Includes options to acquire 379,719 shares of common stock.
(12)

The ownership information is based entirely on the information contained in a Schedule 13G, dated January 25, 2009, filed with the SEC by Hillard Garlovsky, whose address is 1761 Clendenin, Riverwoods, IL 60015.

(13)	Calculated based on 3,120,992 shares of common stock outstanding as of March 9, 2009, plus options exercisable within sixty days of March 9, 2009 for the individual or the group, as applicable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s executive officers and directors, as well as persons who own 10% or more of a class of the Company’s equity securities, file reports of their ownership of the Company’s securities, as well as statements of changes in such ownership, with the SEC. The Company believes that all such filings required during 2008 were made on a timely basis.

INDEPENDENT ACCOUNTANTS

The following is a summary of the fees billed to the Company by Hacker, Johnson & Smith PA for professional services rendered for the years ended December 31, 2008 and 2007:

Fee Category	2008 Fees	2007 Fees
Audit Fees	$54,000	$51,500
Tax Fees	$6,000	$5,500
Total Fees	$60,000	$57,000

Audit Fees.  Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Hacker, Johnson & Smith, PA in connection with statutory and regulatory filings or engagements.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountants

Consistent with SEC rules regarding auditor independence, the Company’s Audit Committee Charter requires the Audit Committee to pre-approve all audit services and non-audit services permitted by law and Audit Committee policy (including the fees and terms of such services) to be performed for the Company by the independent auditors, subject to the “de minimis” exceptions for non-audit services described in SEC rules that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate pre-approval authority to a member of the committee. The decisions of any committee member to whom pre-approval is delegated must be presented to the Audit Committee at its next scheduled meeting.

A representative from Hacker, Johnson & Smith PA, independent public auditors for the Company for 2008and the current year, is expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Proposals of shareholders intended to be presented at the next annual meeting of the Company expected to be held in April 2010, must be in writing and received by the President of OptimumBank Holdings, Inc. at its main offices, 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308, no later than December 1, 2009. If such proposal or proposals are in compliance with applicable rules and regulations, they will be included in the Company’s proxy statement and form of proxy for that meeting.

HOW TO OBTAIN FORM 10-K

OPTIMUMBANK HOLDINGS WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, INCLUDING THE FINANCIAL STATEMENTS AND LIST OF EXHIBITS, AND ANY PARTICULAR EXHIBIT SPECIFICALLY REQUESTED. REQUESTS SHOULD BE SENT TO OPTIMUMBANK HOLDINGS, INC., ATTN: RICHARD L. BROWDY, PRESIDENT, 2477 EAST COMMERCIAL BOULEVARD, FORT LAUDERDALE, FL 33308. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE ELECTRONICALLY AT THE COMPANY’S INTERNET WEBSITE WWW.OPTIMUMBANK.COM AND AT THE SEC’S INTERNET WEBSITE WWW.SEC.GOV.

SOLICITATION OF PROXIES

The Proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular employees of the Company, none of whom will receive any additional compensation for their services. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.

VOTING PROCEDURES

A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions are allowed to vote client proxies on the election of directors.

OTHER MATTERS

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

OPTIMUMBANK HOLDINGS, INC.

VOTE BY INTERNET OR TELEHONE

QUICK *** EASY *** IMMEDIATE

As a stockholder of OptimumBank Holdings, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on April 29, 2009.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote Your Proxy by Phone: Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Vote Your Proxy by mail: Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE

VOTING ELECTRONICALLY OR BY PHONE.

\/ FOLD AND DETACH HERE AND READ THE REVERSE SIDE \/

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please mark your votes like this	☒

		FOR	WITHHOLD AUTHORITY
1.	ELECTION OF DIRECTORS (To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	☐	☐

NOMINEES:

01 Albert J. Finch, 02 Richard L. Browdy, 03 Michael Bedzow, 04 Sam Borek, 05 Irving P. Cohen,

06 Gordon Deckelbaum, 07 H. David Krinsky, 08 Wendy Mitchler, 09 Larry Willis

UPON FINAL APPROVAL FORWARD INTERNET & TELEPHONE VOTING TO SUNGUARD WITHOUT THE YELLOW BOX, BLUE BOX & CROP MARKS	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date	, 2009.

IMPORTANT—PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

[BLANK]

\/ FOLD AND DETACH HERE AND READ THE REVERSE SIDE \/

OPTIMUMBANK HOLDINGS, INC.

P R O X Y

FOR 2009 ANNUAL MEETING OF THE SHAREHOLDERS OF OPTIMUMBANK HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ALBERT J. FINCH and RICHARD L. BROWDY, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the 2009 Annual Meeting of the Company to be held on April 30, 2009, at 10:00 a.m. or at any adjournment thereof. Such shares shall be voted as indicated with respect to the proposal listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

(CONTINUED, AND TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE)